EXHIBIT 99.1

ARMADA OIL, INC.

ARMADA OIL, INC.

Conventional Liquids with Significant Unconventional Upside



Investor Presentation

June 2013

Legal Notice - Forward Looking Statements

This presentation of Armada Oil, Inc. ("Armada" or "Company") contains forward-looking statements within the meaning of the federal securities laws. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, and goals, assumption of future events or performance are not statements of historical fact and may be deemed "forward-looking statements." Forward-looking statements can often be identified by the use of words such as "may," "will," "estimate," "intend," "continue," "believe," "expect," "plan," "propose," "projected," "seek," or "anticipate," although not all forward-looking statements contain these or other identifying words. Forward-looking statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Such forward-looking statements relate to, among other things: expected revenue, cash flow and earnings growth; estimates regarding oil and gas reserves, future oil and gas prices and present values of such reserves; strategies and timelines for growth of the Company's business; and projected capital expenditures. These statements are qualified by important factors that could cause the Company's actual results to differ materially from those reflected by the forward-looking statements. Such factors include, but are not limited to: the Company's ability to locate and acquire suitable interests in oil and gas properties on terms acceptable to the Company; the Company's ability to obtain working capital as and when needed on terms acceptable to the Company; the ability to integrate, manage and operate acquired oil and gas properties; the ability of the Company to build and maintain a successful operations infrastructure and to retain key personnel; possible insufficient cash flows and resulting illiquidity; government regulations; lack of diversification; political risk, international instability and the related volatility in the prices of oil and/or natural gas; increased competition; stock volatility and illiquidity; the Company's potential failure or inability to implement fully its business plans or strategies; general economic conditions; and the risks and factors described from time to time in the Company's offerings, reports and filings with the U.S. Securities and Exchange Commission (the "SEC"). The Company cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

The information contained in this presentation is provided by the Company for informational purposes only and does not constitute an offer to buy or an invitation to sell securities of Armada or other financial products. The information contained herein is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. The views, opinions and advice provided in this presentation reflect those of the individual presenters, and are provided for information purposes only. The presentation has been prepared without taking into account the investment objectives, financial situation or particular needs of any particular person. No representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions and conclusions in this presentation. To the maximum extent permitted by law, neither the Company nor any of its respective directors, officers, employees or agents, nor any other person accepts any liability, including, without limitation, any liability arising out of fault or negligence, for any loss arising from the use of the information contained in this presentation.

Any reference herein to Armada includes the Company and its wholly-owned subsidiaries including Mesa Energy, Inc., Armada Oil and Gas, LLC, Mesa Midcontinent, LLC, Mesa Gulf Coast, LLC, MMC Resources, LLC and Tchefuncte Natural Resources, LLC.

Investors are urged to consider closely the disclosure in the Company's SEC filings which can be obtained via the internet at www.sec.gov.

Corporate Profile

Armada Oil, Inc. is a cash flow positive exploration and production company based in Dallas, Texas that is focused on increasing production and reserves by continuing its recompletion program, drilling its large inventory of PUD locations, and expanding its drilling program in its two unconventional resource plays.

OTCQB: AOIL

- Shares Outstanding: 55.9 MM[1]
- Insider Ownership: ~40%
- Recent Share Price: $0.31[2]
- Market Capitalization: $17.3 MM
- Debt Net of Cash: $5.5 MM[3]
- Enterprise Value: $22.8 MM

- Current Net Production: ~650 BOE/d[4]
- Proved Reserves: 3.1 MMBOE[5]
- 3P Reserves: 20.8 MMBOE[5]
- % Oil: ~70% Operated: 95%+
- Proved PV-10: $99.2MM[5]
  per share: $1.77
- Net Revenue (ttm) 3/13 $13.9 MM
  per share: $0.25
- EBITDA (ttm) 3/13 $3.9MM
  per share: $0.07

(1) As of May 31, 2013
(2) As of June 3, 2013
(3) As March 31, 2013
(4) As of March, 2013
(5) Collarini SEC Reserve Report as of January 1, 2013

ARMADA OIL, INC.

Exec. Management Team & Directors

Randy M. Griffin | Chief Executive Officer, Chairman

- 35 years of broad business development and management experience
- Co-founded Mesa Energy, LLC (later Mesa Energy, Inc.) in 2003; took Mesa Energy, Inc. public in 2007
- From 2001 to 2003, held various executive positions in a group of affiliated oil and gas companies, including President of Southwest Land Management, L.P. and Americo Gas Pipeline, LLC
- Graduated from East Texas State University in 1975 with a degree in Finance and Business Management

James J. Cerna, Jr. | President, Director

- 24 years experience in the energy industry and publicly traded companies
- From 2006 to 2009, served as Chairman of the Board and CEO of Lucas Energy, Inc. (NYSE Amex: LEI)
- From 2004 to 2006, served as President of the privately held Lucas Energy Resources
- Prior to joining Lucas Energy, was the Chief Oil and Gas Analyst and CFO of Petroleum Partners LLC from 2001 to 2004
- Received five certificates of achievement from the Institute of Chartered Financial Analysts
- Earned a B.S. in Finance From California State University, Chico

David L. Freeman | Chief Operating Officer

- Executive Vice President – Oil & Gas Operations of Mesa Energy, Inc. from 2008 until the closing of the merger with Armada
- Has over 30 years of experience in oil & gas operations, business development, and property transactions
- Previously a Manager and Partner at Poydras Energy Partners, LLC
- Served as an operations supervisor for Gulf Oil/Chevron, overseeing up to 100 personnel involved in drilling and workovers
- Early in his career, Mr. Freeman received extensive training in Electronics Technology and Business Management at Delgado Junior College, Port Sulphur Vo-Tech School, and Our Lady of Holy Cross College, as well as 500 hours of professional training in petroleum production operations at the Petroleum Institute of Technology.

Rachel L. Dillard | Chief Financial Officer

- Began career with CDX Gas, LLC as a consultant to the CEO and CFO and later served as Director of Financial Services
- Served as an Accountant for Rising Star Energy, LLC; Republic Energy, Inc.; and Longview Production Company
- Has provided accounting services to TransAtlantic Petroleum Corporation; Westside Energy Corporation; Crusader Energy Group
- From 2009 to 2011, served in the Division of Resolution and Receiverships of the FDIC in various accounting capacities, including Financial Institution Accountant and Accounting Technical Monitor of a national servicer of a loan portfolio exceeding $1 billion
- Earned her degree in Business Administration with an Emphasis in Accounting, *cum laude*, from the University of Texas at Dallas
- Licensed by the State of Texas as a certified public accountant

Non-Executive Board of Directors

Ray L. Unruh | Director

- Over 40 years of experience in business management, finance and business development
- Co-founded Mesa Energy, LLC (later Mesa Energy, Inc.) in 2003, where he served as President until the merger with Armada
- Served as Vice President of Santa Fe Petroleum, LLC and President of TexTron Southwest, LLC
- Attended Oklahoma State University, where he majored in Business Administration and Finance

Kenneth T. Hern | Director

- 25-year career with independent oil giant Texaco, now part of Chevron, where he served as President of Texaco Saudi, Inc. from 1981-1984; as Vice Chairman and Managing Director of Texaco Nigeria Limited, from 1984 through 1989; and as President of Texaco Brazil from 1989 through 1993
- Earned a B.A. in Chemistry from Austin College and a Master of Science in Organic Chemistry from North Texas State University

Fred B. Zaziski | Director

- Previously President and CEO of Epsilon Energy Ltd. (TSX: EPS), a publicly traded E&P, from June 2007 to May 2009
- Served as President and Chairman of PetroSouth Energy Corp. (OTCBB: PSEG), a publicly traded E&P, based in Houston, TX from October 2004 to January 2007
- Prior to 2004, served in a number of senior management capacities at National Petroleum Technology Company, Saudia Arabia from 1997 to 1999, and Halliburton Energy Services, Bahrain from 1977 to 1997
- Earned a B.S in Petroleum Engineering from Pennsylvania State University and an MBA in Organizational Management and a Masters in International Business from Cairo University, Egypt.
- Member of the Society of Petroleum Engineers, American Petroleum Institute and the American Society of Mechanical Engineers

Marceau Schlumberger | Director

- Also a Partner and Founder of Coral Reef Capital, a private equity firm focused on the natural resources sector
- Has a long history in the finance industry, having previously served as a Principal of Columbus Nova, an Associate at Triumph Capital, a founding member of Smith Barney's Asia Investment Banking Group, and an analyst at Zilkha & Co.
- Earned a B.A. from Yale University and an M.B.A. from the Wharton School.

Eric Wold | Director

- Currently a Senior Analyst with B. Riley & Co., a leading full-service investment bank, where he has more than 18 years of buy-side and sell-side equity research experience
- Previously served on the Board of Lucas Energy (AMEX: LEI), a publicly held E&P, from 2005 to 2009
- Received a Certified Financial Analyst (CFA) designation in 1997 and a B.A. in Finance from the University of California at Berkeley

ARMADA OIL, INC.

Overview of Properties



Casper/Niobrara
Wyoming
Mississippian Lime
Oklahoma
Texas
Dallas
Gulf Coast
Corporate Headquarters
Conventional Production
Conventional and Unconventional Potential
Unconventional Potential

Gulf Coast

- Stable, conventional production from multiple, stacked pay zones
- Low-risk development including multiple proved drilling locations
- Advantageous commodity pricing and transportation differentials

Mississippian Lime

- Armada holds an attractive acreage position with plans to add additional acreage in 2013
- Excellent well control from vertical wells in the area that were drilled into and through the Mississippian Lime over a 30 year period
- Woodford Shale immediately below the Mississippian is highly prospective and an emerging play

Rockies

- Farm-in agreement with Anadarko provides a large, contiguous block of acreage along with access to large scale horizontal drilling expertise and experience in the Niobrara Shale
- Recent reports regarding drilling in the Niobrara in northern Colorado are very encouraging and the data from those drilling programs supports our efforts in southeastern Wyoming

Gulf Coast Properties



Covington Office
Larose
Valentine
New Orleans
Lake Hermitage
Manila Village
Bay Batiste

Total Gulf Coast

Louisiana Properties

- 73 gross wells; 66 operated
- Approximately 650 net BOE/d
- Proved Reserves of 3.1 MMBOE
- Proved PV-10 of $99.3MM
- 3P reserves of 20.8 MMBOWE
- Multiple stacked pay zones
- PUD locations – new drills and sidetracks

South Louisiana Properties

Lake Hermitage

- 25 miles E-SE of New Orleans, LA
- 3,589 net acres with 2,493 MBOE of Proved Reserves
- PV-10 of Proved Reserves of $86.3MM
- 100% working interest in 18 wells

Larose Field

- 25 miles SW of New Orleans, LA
- 350 net acres with 307 MBOE of Proved Reserves
- PV-10 Proved Reserves of $8.56 MM
- Operated and non-operated interest in 8 wells

Valentine Field

- 35 miles SW of New Orleans, LA
- 3,082 net acres with 252 MBOE of Proved Reserves
- PV-10 of Proved Reserves of $3.2MM
- Approximately 90% average working interest in 40 wells

Bay Batiste Field

- 35 miles E-SE of New Orleans, LA
- 74 net acres with 504 MBOE of Proved Reserves
- PV-10 of Proved Reserves of $1.3MM
- Average 59% working interest in 7 wells

Gulf Coast Properties

Attributes

- Gulf Coast wells tend to have a long life due to multiple stacked pay zones – as deeper zones are depleted, the well is recompleted into an up-hole zone and additional behind pipe reserves are brought into production.
- For each well, reserves are classified and booked on an individual pay zone basis rather than on a per well basis.
- Many times there are PUD, Probable and Possible reserves in one or more pay zones in a single well bore.
- Because of this, reserve values and classifications in nearby wells and those allocated to nearby drilling locations can change significantly as a result of information gathered from the drilling or recompletion of one well.
- As a result, Probable and Possible reserves tend to be higher quality and more easily moved into higher classifications than in other oil and gas regions.
- Advancements in technology, both in drilling techniques and in production methods, can also have a significant effect on reserve values.
- Favorable price differentials make drilling and recompletion efforts more cost effective in the Gulf Coast Region.

Lake Hermitage

Overview

- Armada owns a 100% working interest in 18 Wells
  - 7 producing wells in which Armada is the operator
  - 1 shut-in well being converted to salt water disposal
  - 10 shut-in wells pending evaluation
- 3,578 net acres are held by production (HBP)
- Three processing facilities and tank batteries
- Identified opportunity to develop up to nine PUD locations

Lake Hermitage – *Plaquemines Parish, Louisiana*


Covington Office
New Orleans
Lake Hermitage

Lake Hermitage Reserves Summary[1]

Reserves	Oil (Mbbl)	Gas(MMcf)	PV-10($ MM)
PDP	100	85	6.0
PDSI	0	115	0.3
PDBP	105	317	8.9
PUD	1652	3300	71.4
PP&A	0	0	(0.3)
1P Total	**1,857**	**3,817**	**$ 86.3**
Probable	5,812	13,915	195.1
Possible	6,925	12,860	218.8
3P Total	**12,737**	**26,775**	**$ 413.9**

Note:
(1) Collarini SEC Reserve Report, as of December 31, 2012

History

- Field was discovered by Gulf Oil in 1928 and primarily developed by Gulf and Exxon/Humble.
- Hilcorp and Stone Energy jointly redeveloped the field in the early 1990s.
- Stone bought out Hilcorp in 1996, shot 3D seismic data, and redeveloped the field until it was sold to Maritech in 2008.
- Tchefuncte (wholly-owned sub) bought from Maritech in 2011.

Lake Hermitage

Existing Wells and Drilling Locations

Map of Existing Wells and Drilling Locations in Lake Hermitage



Tank Battery #1
LLDSB #16
LLDSB #10
LLDSB #26
LLDSB #20
LLDSB #4
LLDSB #3
Hermitage Bayou
LLDSB #1
Tank Battery #2
LLDSB #30
LLDSB #5
LLDSB #34
LLDSB #12
LLDSB #33
LLDSB #14
LLDSB #2
LLDSB #9
LLDSB #6
W Bountiful #3
LBLDB #1
W Bountiful #2
W Bountiful #7
Tank Battery #4
W Bountiful #1
W Bountiful #6
W Bountiful #4
W Bountiful #5
LBLD #3
Existing wells
Planned drilling locations

Armada has identified up to 58 potential drilling locations and has plans to develop a number of high-value PUD drilling locations in its Lake Hermitage Field. PUDs currently have a PV-10 of $71.4 million and are 60% oil.

ARMADA OIL, INC.

Lake Hermitage

Development and Production Timeline

Estimated Quarterly Capital Expenditure and Production Timeline

Well	Reserve Type	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14
Misc. Recompletions (in progress)	PDBP	$0.2	Production					
Misc. Recompletions	PDBP		$0.3	Production				
Deepen LLDSB # 16	PUD/Prob		$4.5	Production				
Deepen LLDSB # 4	PUD/Prob			$4.8	Production			
Misc. Recompletions	PDBP			$0.3	Production			
Misc. Recompletions	PDBP				$0.5	Production		
D & C West Bountiful #1/#1D UL 2&3A	PUD					$5.9	Production	
Upgrade TB #4						$1.2		
D & C West Bountiful #2 UL 2	PUD					$4.0	Production	
D & C West Bountiful #4/4D UL 2-7	PUD/Prob							$8.0
Total Capex		**$0.2**	**$4.8**	**$5.1**	**$0.5**	**$11.1**	**-**	**$8.0**

CAPEX is expected to be funded with a combination of cash on hand, cash flow from operations and additional capital availability resulting from current financing initiatives.

Mississippian Lime

The Mississippian Lime is an oil-rich carbonate play covering 6.5 million acres in Oklahoma and Kansas

- The play has been developed with vertical wells for over 30 years.
- Several thousand vertical wells surround Armada's acreage position and with current and past Mississippian drilling and production activity; a wealth of data is currently held by Armada.
- Eagle Energy reported the completion of the first horizontal Mississippian well in 2010.
- Chesapeake and SandRidge are the largest acreage holders with several significant players amassing positions (including Apache, Shell and Range Resources).
- Representative wells are 5,000 to 7,000 feet deep and generate IP rates of 300-600 barrels of oil per day and EURs of 250 - 500 MBOE.

Mississippian Lime Play Map



Kansas
Central Kansas Uplift
KS
OK
Armada's Acreage Position
Oklahoma

- 392 SandRidge horizontal wells [b]
  - 380 Hz operated wells planned in 2012
  - SD = 8,000 potential net locations [a]
- 480 Industry horizontal wells [b]
- 14,700 Vertical Miss Wells
- SD ≈ 1.7 million net acres

(a) Based on 3 wells per section
(b) Drilled well counts as of 07/27/12

"We compare the scope of this play to the Bakken and believe it will be transformational for the Mid-Continent region of the United States" – Tom Ward, CEO of SandRidge, Dec. 22, 2011

Mississippian Lime
Development Strategy

Armada has initiated a drilling program in the oil-rich Mississippian Lime play in Oklahoma

- To date, Armada has leased or farmed into approximately 3,200 acres in Major and Garfield Counties.
- Armada expects to lease or farm-in additional acreage in 2013.
- Armada's first horizontal Mississippian Lime well was drilled in December 2012. Extensive logging and coring was completed which confirms the quality of our area of interest. Well was ultimately plugged & abandoned due to mechanical failure.
- Development plan consists of drilling one well per quarter beginning in Q3 of 2013.
- Total drilling and completion costs are approximately $4MM per well.
- Estimated reserves per well are 250,000 to 400,000 BOE.

Turkey Creek Project Map


Major
Garfield
Kingfisher

Mississippian Lime

Development and Production Timeline

Estimated Quarterly Capital Expenditure and Production Timeline

Well	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14
Oklahoma # 2	$3.8	Production →	Production →	Production →	Production →	Production →
SWD Well		$1.2				
Oklahoma # 3			$3.8	Production →	Production →	Production →
Oklahoma # 4				$3.8	Production →	Production →
Oklahoma # 5					$3.8	Production →
SWD Well					$1.2	
Oklahoma # 6						$3.8
Total Capex	**$3.8**	**$1.2**	**$3.8**	**$3.8**	**$5.0**	**$3.8**

CAPEX is expected to be funded with a combination of cash on hand, cash flow from operations and additional capital availability resulting from current financing initiatives.

Farm-In Agreement with Anadarko Petroleum

- In November, 2012, Armada entered into an agreement with Anadarko Petroleum (NYSE: APC) The agreement covers more than 8,750 acres and gives Armada the ability to earn oil and gas leases by drilling wells and establishing production.
- Armada agreed to share with Anadarko its 3-D seismic shoot data, which covers their acreage. Because Anadarko is the royalty owner of the acreage, Armada will receive a favorable 100%WI and 80%NRI.
- Armada believes this acreage has significant potential for oil and gas production from the Niobrara formation.
- This agreement also provides Armada with the opportunity to work with a world-class oil and gas operator with a long history of successfully producing hydrocarbons.
- Armada has well control from nearby wells surrounding the properties showing the presence of all 3 Niobrara "Benches". The data shows the Niobrara has comparable core data to the DJ Basin Wattenberg field.


Cody
Williston Basin
Big Horn Basin
Powder River Basin
Gammon
Hilliard-Baxter-Mancos
Mowry
Greater Green River Basin
Niobrara*
Armada Oil
Park Basin
Uinta Basin
Piceance Basin
Denver Basin
Mancos
Excello-Mul
Hermosa
Paradox Basin
Pierre
eia

Armada/Anadarko Niobrara Shale Project

Rockies

Development and Production Timeline

Estimated Quarterly Capital Expenditure and Production Timeline

Well	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14
Niobrara # 1		$5.0	Production →	Production →	Production →	Production →
Niobrara # 2				$5.0	Production →	Production →
Niobrara # 3					$5.0	Production →
Niobrara # 4						$5.0
Total Capex	**-**	**$5.0**	**-**	**$5.0**	**$5.0**	**$5.0**

CAPEX is expected to be funded with a combination of cash on hand, cash flow from operations and additional capital availability resulting from current financing initiatives.

ARMADA OIL, INC.

Booked SEC Reserves
Gulf Coast Assets Only

$ Millions	Net Oil/NGL (MBbl)	Net Gas (MMCF)	Net BOE (M)	PV-10 ($MM)
Proved Producing	378	1,511	630	18.0
Proved Shut-in	5	383	69	1.2
Proved Behind Pipe	105	317	158	8.9
Proved Undeveloped	1652	3,300	2,202	71.4
Proved Abandonment	-	-	-	(0.3)
Total Proved Reserves [1]	**2,140**	**5,511**	**3,059**	**$ 99.3**
Probable Behind Pipe	18	28	23	0.8
Probable Undeveloped	5,802	15,262	8346	197.0
Probable Abandonment	-	-	-	0.2
Total Probable	**5,820**	**15,290**	**8,368**	**$ 198.0**
Possible	**6,935**	**14,674**	**9381**	**221.0**
Total 3P Reserves [1]	**14,895**	**35,475**	**20,808**	**$ 518.3**

[1] Collarini SEC Reserve Report, as of January 1, 2013

ARMADA OIL, INC.

Proved Reserves Net Asset Value

Net Asset Value of Proved Properties	Total ($MM)[1]	Per Share[2]
Gulf Coast		
Lake Hermitage	$ 86.3	$ 1.54
Larose Field	$ 8.6	$ 0.15
Valentine Field	$ 3.2	$ 0.06
Bay Batiste Field	$ 1.3	$ 0.02
Cash	$ 4.1	$ 0.07
Debt	$ (9.3)	$ (0.17)
Ex-Cash/Debt Working Capital (Deficit)	$ (1.7)	$ (0.04)
Net Asset Value	**$ 92.5**	**$ 1.65**

[1] Based on Armada's PV-10 from its 1/1/13 SEC Reserve Report by Collarini Associates

[2] 55.9MM Shares Outstanding as of 05/31/13

Upside		
Casper / Niobrara Property		
Mississippian Lime Property		
Probable Reserves	$ 198.0	$ 3.54
Possible Reserves	$ 518.3	$ 9.27

ARMADA OIL, INC.

Valuation vs. Peer Group

(As of May 17, 2013; Amount in millions, except where otherwise noted)

Data Set

Company	Market Capitalization	Enterprise Value	Revenue 2011A	Revenue 2012A	EBITDA 2011A	EBITDA 2012A	PV-10 2012A	Res. (MMboe) 2012A
Abraxas Petroleum Corp.	$ 225.5	$ 348.2	$ 64.6	$ 68.6	$ 27.8	$ 26.9	$ 316.9	30.2
American Eagle Energy Corp	98.1	95.1	0.9	10.7	(1.8)	3.0	118.5	5.8
Callon Petroleum Co.	144.7	264.2	128.0	109.3	92.5	63.7	250.1	14.1
Saratoga Resources Inc.	78.8	197.3	80.9	83.9	41.8	43.8	406.9	17.2
Synergy Resources Corp.	364.5	387.6	10.0 [1]	25.0 [1]	5.7 [1]	17.8 [1]	149.0 [1]	10.7 [1]
Armada Oil Inc	**$ 19.2**	**$ 22.4**	**$ 6.9** [2]	**$ 14.9** [2]	**$ 2.1** [2]	**$ 4.6** [2]	**$ 99.3**	**3.5**

[1] *For the fiscal year ended August 31*

[2] *Financials for Mesa Energy Holdings only*

Valuation Multiples

Company	EV / Revenue 2011A	EV / Revenue 2012A	Ent. Value / EBITDA 2011A	Ent. Value / EBITDA 2012A	EV / PV-10 2012A	EV / Proved BOE 2012A
Abraxas Petroleum Corp.	5.4x	5.1x	12.5x	12.9x	1.1x	11.55
American Eagle Energy Corp	109.9x	8.9x	(52.2x)	32.0x	0.8x	16.52
Callon Petroleum Co.	2.1x	2.4x	2.9x	4.1x	1.1x	18.78
Saratoga Resources Inc.	2.4x	2.4x	4.7x	4.5x	0.5x	11.47
Synergy Resources Corp.	38.8x	15.5x	68.5x	21.8x	2.6x	36.22
Armada Oil Inc	**3.2x**	**1.5x**	**10.5x**	**4.8x**	**0.2x**	**6.35**
Peer Mean	**31.7x**	**6.8x**	**7.3x**	**15.1x**	**1.2x**	**18.91**
Peer Median	**5.4x**	**5.1x**	**4.7x**	**12.9x**	**1.1x**	**16.52**

ARMADA OIL, INC.

Valuation vs. All <100mm Mkt. Cap E&P

Company Symbol	Company Name	Market Value	2012 Net Sales	2012 EBITDA	Enterprise Value	Reserves MMBOE	PV-10 $MM	Enterprise Value / Revenue	Enterprise Value / EBITDA	Enterprise Value / PV-10	Enterprise Value / Reserves
AMZG	American Eagle Energy Corp	90.1	10.7	3.0	34.5	5.8	118.5	3.2x	11.6x	0.3x	6.0x
ANFC	Black Ridge Oil & Gas Inc	34.5	6.0	1.1	26.4	2.4	27.9	4.4x	23.0x	0.9x	11.1x
DBLE	Double Eagle Petroleum Co.	47.1	31.6	4.7	117.9	13.0	58.2	3.7x	25.3x	2.0x	9.1x
DLOV	Daleco Resources Corp.	9.3	0.7	-0.5	6.6	0.1	1.8	9.9x	(12.5x)	3.7x	66.7x
DUMA	Duma Energy Corp	36.5	7.2	-0.9	13.9	3.8	63.4	1.9x	(15.6x)	0.2x	3.6x
ENRJ	EnerJex Resources Inc.	33.2	8.5	2.5	48.7	2.9	60.8	5.7x	19.5x	0.8x	16.6x
FPP	FieldPoint Petroleum Corp.	32.0	10.4	5.5	37.8	1.6	37.4	3.6x	6.9x	1.0x	23.4x
OEDV	Osage Exploration & Development Inc.	62.3	6.1	1.5	47.8	0.7	20.3	7.8x	32.7x	2.4x	66.2x
PDO	Pyramid Oil Co.	18.5	5.0	1.9	12.8	0.5	14.5	2.6x	6.7x	0.9x	26.6x
PGSI	Pegasi Energy Resources Corp.	60.4	1.5	-5.4	38.8	3.1	32.6	25.1x	(7.1x)	1.2x	12.5x
PNRG	PrimeEnergy Corp.	80.2	117.0	43.7	191.7	25.6	287.9	1.6x	4.4x	0.7x	7.5x
PSTR	PostRock Energy Corp.	33.7	55.0	-1.5	146.5	14.3	107.5	2.7x	(96.1x)	1.4x	10.2x
QBC	Cubic Energy Inc.	25.5	6.9	1.4	80.0	5.6	29.9	11.5x	57.3x	2.7x	14.2x
RECV	Recovery Energy Inc.	32.5	6.5	2.7	63.6	0.4	15.4	9.8x	23.2x	4.1x	151.9x
ROYL	Royale Energy Inc.	32.7	4.4	-2.7	29.6	0.8	5.2	6.7x	(11.0x)	5.7x	36.4x
RSRV	Reserve Petroleum Co.	50.0	15.1	12.6	31.7	1.1	21.7	2.1x	2.5x	1.5x	29.9x
SARA	Saratoga Resources Inc.	71.1	83.9	43.8	222.5	17.2	406.9	2.7x	5.1x	0.5x	12.9x
SPND	Spindletop Oil & Gas Co.	19.5	10.7	3.3	12.8	1.6	30.9	1.2x	3.9x	0.4x	8.0x
TENG	Trans Energy Inc.	43.7	11.8	-0.9	86.5	9.1	42.9	7.4x	(92.4x)	2.0x	9.5x
TGC	Tengasco Inc.	36.4	20.6	10.8	47.0	2.2	53.9	2.3x	4.4x	0.9x	21.2x
TVOC	Texas Vanguard Oil Co.	17.7	6.5	1.1	6.0	0.8	15.1	0.9x	5.2x	0.4x	7.8x
USEG	U.S. Energy Corp.	52.6	32.5	12.6	47.9	2.9	76.5	1.5x	3.8x	0.6x	16.4x
AOIL	**Armada Oil Inc.**	**16.6**	**14.9**	**4.6**	**19.8**	**3.5**	**99.3**	**1.3x**	**4.3x**	**0.2x**	**5.7x**
							High	25.1x	57.3x	5.7x	151.9x
							Low	0.9x	(96.1x)	0.2x	3.6x
							Mean	5.4x	0.0x	1.6x	25.8x
							Median	3.4x	4.7x	1.0x	13.6x

* Source: FactSet Universal Data 6/3/13

ARMADA OIL, INC.

Key Takeaways

- Sound, proven management team with extensive operational and public company management experience
- Strong conventional, producing assets provide cash flow and an underlying value to shareholders
- Farm-in agreement with Anadarko gives the company a significant opportunity for growth in the unconventional Niobrara play and provides the opportunity for the company to work closely with a world-class energy company
- Drilling program in the Mississippian Lime play in Oklahoma involves the company in one of the most active unconventional oil plays in the US
- Management believes Armada is significantly undervalued based on multiple criteria

Contact Information

Armada Oil, Inc.

Investor Relations
ir@armadaoil.us
972.490.9595

Corporate Headquarters
5220 Spring Valley Road
Suite 615
Dallas, TX 75254
972.490.9595
Website
www.armadaoil.us